UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 4, 2009

SMF ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-21825	65-0707824
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 W. Cypress Creek Rd., Suite 400	Fort Lauderdale, Florida	33309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (954) 308-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

SMF Energy Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on December 4 and December 10, 2009.  At the meeting held on December 4, 2010, the Company’s stockholders: (i) re-elected all seven directors to the Company’s Board of Directors to serve until the next annual meeting of stockholders or until their successors are elected; and (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The third proposal before the Annual Meeting was the proposal (“Proposal 3”) to approve the Company’s 2009 Equity Incentive Plan (the “Plan”).  Because Proposal 3 was the subject of a proxy statement supplement filed with the Securities and Exchange Commission on November 24, 2009 (announcing that the Board of Directors had amended the Plan to (a) decrease the number of shares reserved under the Plan to 900,000 and (b) reduced the number of shares that could be granted to any one participant in a single calendar year to 125,000), the Company’s management was concerned that some of the shareholders, particularly those who held their shares in “street name”, did not have time to consider the effect of the amendment to the Plan on their vote by the time of  the December 4 meeting.  Accordingly, the Annual Meeting was adjourned until December 10, 2009, solely for the purpose of permitting additional or changed votes on Proposal 3 to be cast.  After the December 4 adjournment, the Company’s officers contacted some shareholders to inform them of the amendment to the Plan but did not make any written solicitations to stockholders with respect to Proposal 3.

When the Annual Meeting reconvened on December 10, 2009, with more than 55% of the Company’s stockholders present and voting on the issue, Proposal 3 was approved by the stockholders.

The following sets forth the votes cast for, against or withheld, as well as the number of abstentions, as to each of the proposals presented at the Annual Meeting:

Election of Directors:

Nominee	For	Withheld

Richard E. Gathright	6,371,753	526,332

Wendell R. Beard	6,380,243	517,842

Steven R. Goldberg	6,387,633	510,452

Nat Moore	5,241,223	1,656,862

Larry S. Mulkey	5,243,430	1,654,655

C. Rodney O’Connor	6,379,524	518,561

Robert S. Picow	5,243,347	1,654,738

Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm:

For	Against	Abstain

6,804,241	29,754	64,089

Approval the Company’s 2009 Equity Incentive Plan, which authorizes the issuance of 900,000 shares of common stock:

For	Against	Abstain

2,385,236	2,234,487	132,261

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2009	SMF ENERGY CORPORATION

By: /s/ Richard E. Gathright
Richard E. Gathright, Chief Executive
Officer and President